DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2013
Discontinued Operations [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
4. DISCONTINUED OPERATIONS

In December 2012, the Company agreed to an early termination of the time charter out contracts on the two OBO carriers, Front Viewer and Front Guider. The Company also agreed with Ship Finance to terminate the long term charter parties for these two OBO carriers. The charter party for Front Viewer terminated in December 2012 and the charter party for the Front Guider terminated in March 2013. Following the termination of the lease on the Front Guider, the last of the Company's carriers, the results of the OBO carriers have been recorded as discontinued operations. Amounts included in the consolidated statement of operations for the years ended December 31, 2012 and 2011 have been reclassified in order to conform to the presentation resulting from discontinued operations.

Amounts recorded in respect of discontinued operations in the year ended December 31, 2013, 2012 and 2011 are as follows;

(in thousands of $)	2013	2012	2011
Operating revenues	1,840	89,747	86,607
Loss on sale of assets	(847)	(17,946)	(27,091)
Profit share expense	—	—	482
Contingent rental expense	—	32,156	—
Impairment loss on vessels	—	27,316	—
Net (loss) income from discontinued operations	(1,204)	(12,544)	1,731

The Company recorded an impairment loss of $27.3 million in 2012. This loss relates to four OBO carriers held under capital lease – Front Rider ($4.9 million), Front Climber ($4.2 million), Front Driver ($4.0 million) and Front Guider ($14.2 million). The impairment loss recorded on each vessel is equal to the difference between the asset's carrying value and estimated fair value. Three of these leases were terminated during 2012 and one lease was terminated during 2013.